Exhibit 99.01

ReachLocal Reports Third Quarter 2012 Results

Raises 2012 Revenue and Adjusted EBITDA Guidance

Announces Launch in Brazil with First Office in Sao Paolo

(WOODLAND HILLS, CA) – November 1, 2012 - ReachLocal, Inc. (NASDAQ:RLOC), a leader in local online marketing solutions for small- and medium-sized businesses (SMBs), today reported financial results for the third quarter ended September 30, 2012.

●	Revenue growth of 21% over the third quarter of 2011, highlighted by 47% growth in international markets and 22% growth in the direct local channel
●	International revenue expanded to 29% of revenue from 24% for the prior year period
●	Adjusted EBITDA grew 59% to $7.2 million, compared to $4.5 million for the prior year period
●	Active Advertisers grew 18% to 22,100 and Active Campaigns grew 22% to 32,900 from the prior year period
●	Repurchased $1.4 million or 114,000 shares of stock ($13.1 million or 1,600,000 shares to date) under the company's $20 million buy-back authorization

Management Commentary

“We had another great quarter driven by strong demand for our online marketing solutions for SMBs highlighted by continued robust growth in our international markets,” said Zorik Gordon, CEO. “We are also excited to announce that we are launching in Brazil, one of the most dynamic internet markets and economies in the world. With the addition of Brazil, ReachLocal's global footprint will span eleven countries.”

Quarterly Results at a Glance

(Table amounts in 000's except key metrics and per share amounts)

	Q3 2012	Q3 2011	% Change
Revenue	$118,891	$98,629	21%
Net Income (Loss) from Continuing Operations	$836	$(1,329)	163%
Net Income (Loss) from Continuing Operations per Diluted Share	$0.03	$(0.05)	163%
Net Income (Loss)	$836	$(4,601)	118%
Net Income (Loss) per Diluted Share	$0.03	$(0.16)	118%
Non-GAAP Net Income	$4,458	$2,757	62%
Non-GAAP Net Income per Diluted Share	$0.15	$0.09	70%
Adjusted EBITDA	$7,221	$4,530	59%
Underclassmen Expense	$11,441	$11,591	(1)%
Cash Flow from Continuing Operations	$9,027	$6,187	46%
Cash Flow from Operating Activities	$9,023	$5,723	58%

Revenue by Channel and Geography:
Direct Local Revenue	$93,537	$76,814	22%
National Brands, Agencies and Resellers (NBAR) Revenue	$25,354	$21,815	16%
International Revenue (included above)	$34,679	$23,561	47%

Key Metrics (at period end):
Active Advertisers	22,100	18,700	18%
Active Campaigns	32,900	27,000	22%
Total Upperclassmen	407	344	18%
Total Underclassmen	450	464	(3)%
Total IMCs	857	808	6%

Business Outlook

“We are raising our fourth quarter and 2012 guidance based on strong results in the first nine months of the year. Our guidance reflects our typical fourth quarter seasonality, in particular spending reductions by our NBAR channel clients, the required new investment to launch our operations in Brazil and a continuing uncertain economic environment,” said Ross Landsbaum, Chief Financial Officer.

The Company’s outlook is as follows:

Fourth Quarter 2012

●	Revenues in the range of $118 million to $120 million
●	Adjusted EBITDA in the range of $5.5 million to $6.5 million
●	Ending Upperclassmen headcount of 420 to 440
●	Ending Underclassmen headcount of 390 to 410
●	Ending total IMC headcount of 810 to 850

Fiscal Year 2012

●	Revenues in the range of $453.1 million to $455.1 million
●	Adjusted EBITDA in the range of $22.7 million to $23.7 million

Conference Call and Webcast Information

The ReachLocal third quarter 2012 teleconference and webcast is scheduled to begin at 2:00 p.m., Pacific Time, on Thursday, November 1, 2012. To participate on the live call, analysts and investors should dial 888-846-5003 at least ten minutes prior to the call. ReachLocal will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company's Web site at www.reachlocal.com.

Use of Non-GAAP Measures

ReachLocal management evaluates and makes operating decisions using various financial and operational metrics. In addition to the Company’s GAAP results, management also considers non-GAAP measures of non-GAAP net income (loss), non-GAAP net income (loss) per share, and Adjusted EBITDA. Management believes that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. The attached tables provide a reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures. Management also tracks and reports on Underclassmen Expense, Active Advertisers, Active Campaigns and the total number of Internet Marketing Consultants (IMCs), as management believes that these metrics are important gauges of the progress of the Company's performance.

The non-GAAP net income is defined as net income (loss) from continuing operations before (a) stock-based compensation related expense (including the related adjustment to amortization of capitalized software development costs) and (b) acquisition related costs. Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and, in the case of the acquisition of SMB:LIVE, the deferred cash consideration) and amounts included in other non-operating income or expense.

Acquisition Related Costs: Acquisition related costs, including the amortization and any impairment of acquired intangibles and the deferred cash consideration for the SMB:LIVE acquisition, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

Each of these non-GAAP measures, while having utility, also have limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP. Some of these limitations are:

●	Adjusted EBITDA does not reflect the Company’s cash expenditures for capital equipment or other contractual commitments;
●

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect capital expenditure requirements for such replacements;

●	Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;
●	Adjusted EBITDA and non-GAAP net income (loss) do not consider the potentially dilutive impact of issuing equity-based compensation to the Company’s management and other employees;
●

Adjusted EBITDA does not reflect the potentially significant interest expense or the cash requirements necessary to service interest or principal payments on indebtedness that the Company may incur in the future;

●

Adjusted EBITDA does not reflect income and expense items that relate to the Company’s financing and investing activities, any of which could significantly affect the Company’s results of operations or be a significant use of cash;

●	Adjusted EBITDA and non-GAAP net income (loss) do not reflect costs or expenses associated with accounting for business combinations;
●	Adjusted EBITDA does not reflect certain tax payments that may represent a reduction in cash available to the Company; and
●	Other companies, including companies in the same industry, calculate Adjusted EBITDA and non-GAAP net income (loss) measures differently, which reduces their usefulness as a comparative measure.

Adjusted EBITDA is not intended to replace operating income (loss), net income (loss) and other measures of financial performance reported in accordance with GAAP. Rather, Adjusted EBITDA is a measure of operating performance that may be considered in addition to those measures. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to the Company to invest in the growth of the business.

Underclassmen Expense is a number the Company calculates to approximate its investment in Underclassmen and is comprised of the selling and marketing expenses allocated to Underclassmen during a reporting period. The amount includes the direct salaries and allocated benefits of the Underclassmen (excluding commissions), training and sales organization expenses including depreciation allocated based on relative headcount and marketing expenses allocated based on relative revenue. While management believes that Underclassmen Expense provides useful information regarding the Company's approximated investment in Underclassmen, the methodology used to arrive at the estimated Underclassmen Expense was developed internally by the Company, is not a concept or method recognized by GAAP and other companies may use different methodologies to calculate or approximate measures similar to Underclassmen Expense. Accordingly, the calculation of Underclassmen Expense may not be comparable to similar measures used by other companies. Management refers to sales through its sales force of Internet Marketing Consultants as its Direct Local channel. As the sale to agencies, resellers and national brands involves negotiations with businesses that generally represent an aggregated group of SMB advertisers, management groups them together as the National Brands, Agencies and Resellers (NBAR) channel.

Active Advertisers is a number the Company calculates to approximate the number of clients directly served through our Direct Local channel as well as clients served through our National Brands, Agencies and Resellers channel. We calculate Active Advertisers by adjusting the number of Active Campaigns to combine clients with more than one Active Campaign as a single Active Advertiser. Clients with more than one location are generally reflected as multiple Active Advertisers. Because this number includes clients served through the National Brands, Agencies and Resellers channel, Active Advertisers includes entities with which we do not have a direct client relationship. Numbers are rounded to the nearest hundred.

Active Campaigns is a number we calculate to approximate the number of individual products or services we are managing under contract for Active Advertisers. For example, if we were performing both ReachSearch and ReachDisplay campaigns for a client, we consider that two Active Campaigns. Similarly, if a client purchased ReachSearch campaigns for two different products or purposes, we consider that two Active Campaigns. Numbers are rounded to the nearest hundred.

Caution Concerning Forward-Looking Statements

Statements in this press release regarding the Company’s guidance for future periods and the quotes from management constitute “forward-looking” statements within the meaning of the Securities Exchange Act of 1934. These statements reflect the Company's current views about future events and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to materially differ from those expressed or implied by the forward-looking statements. Actual events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including: (i) the Company’s ability to purchase media and receive rebates from Google, Yahoo! and Microsoft under commercially reasonable terms; (ii) the Company’s ability to recruit, train and retain its Internet Marketing Consultants; (iii) the Company’s ability to attract and retain customers; (iv) the Company's ability to successfully enter new markets and manage its international expansion; (v) the Company’s ability to successfully develop and offer new products and services in the highly competitive online advertising industry; (vi) the impact of worldwide economic conditions, including the resulting effect on advertising budgets; and (vii) our ability to comply with government regulation affecting our business, including regulations or policies governing consumer privacy. More information about these factors and other potential factors that could affect the Company’s business and financial results is contained in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

About ReachLocal, Inc.

ReachLocal, Inc.’s (Nasdaq:RLOC) mission is to help small- and medium-sized businesses (SMBs) acquire, maintain and retain customers via the Internet. ReachLocal offers a comprehensive suite of online marketing solutionsincluding search engine marketing (ReachSearch™), Web presence (ReachCast™), display retargeting (ReachRetargeting™), display advertising (ReachDisplay™), online marketing analytics (TotalTrack®) and assisted chat service (TotalLiveChat™), each targeted to the SMB market. ReachLocal delivers this suite of services to SMBs through a combination of its proprietary technology platform and its direct, “feet-on-the-street” sales force of Internet Marketing Consultants and select third-party agencies and resellers. ReachLocal is headquartered in Woodland Hills, CA, with offices throughout North America and in Australia, the United Kingdom, Germany, the Netherlands and Japan. Subscribe to ReachLocal's free newsletter to receive news, tips, and other online marketing insights.

Investor Relations: Alex Wellins The Blueshirt Group (415) 217-5861 alex@blueshirtgroup.com	Media Contact: Jason Treu Vice President of Public Relations ReachLocal, Inc. (214) 294-0307 jason.treu@reachlocal.com

REACHLOCAL, INC.

UNAUDITED BALANCE SHEETS

(in thousands, except per share data)

	September 30, 2012	December 31, 2011
Assets
Current assets:
Cash and cash equivalents	$86,710	$84,525
Short-term investments	9,001	644
Accounts receivable, net	4,982	4,240
Other receivables and prepaid expenses	10,557	9,226
Total current assets	111,250	98,635

Property and equipment, net	10,923	9,885
Capitalized software development costs, net	13,637	10,942
Restricted certificates of deposit	931	1,286
Intangible assets, net	2,968	1,957
Other assets	4,058	1,966
Goodwill	42,083	41,766
Total assets	$185,850	$166,437

Liabilities and Stockholders’ Equity

Current Liabilities:
Accounts payable	$34,463	$29,831
Accrued expenses	25,357	19,537
Deferred revenue and other current liabilities	36,490	30,747
Liabilities of discontinued operations, net	814	996
Total current liabilities	97,124	81,111

Deferred rent and other liabilities	3,208	3,039
Total liabilities	100,332	84,150

Stockholders’ Equity:
Common stock	-	-
Receivable from stockholder	(89)	(87)
Additional paid-in capital	113,009	109,493
Accumulated deficit	(26,682)	(26,844)
Accumulated other comprehensive loss	(720)	(275)
Total stockholders’ equity	85,518	82,287
Total liabilities and stockholders’ equity	$185,850	$166,437

Note: During the year ended December 31, 2011, the Company recorded the results of operations and financial position of its Bizzy subsidiary as discontinued operations.

REACHLOCAL, INC.

UNAUDITED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011

Revenue	$118,891	$98,629	$335,106	$275,439
Cost of revenue	59,500	50,265	167,546	141,363
Operating expenses:
Selling and marketing	42,860	36,769	122,579	103,457
Product and technology	5,448	4,257	14,180	10,800
General and administrative	9,966	8,821	30,241	24,470

Total operating expenses	58,274	49,847	167,000	138,727

Income (loss) from continuing operations	1,117	(1,483)	560	(4,651)
Other income, net	33	280	338	697

Income (loss) from continuing operations before provision for income taxes	1,150	(1,203)	898	(3,954)
Provision for income taxes	314	126	736	323
	-
Income (loss) from continuing operations, net of income taxes	836	(1,329)	162	(4,277)
Loss from discontinued operations, net of income taxes	-	(3,272)	-	(4,720)
Net income (loss)	$836	$(4,601)	$162	$(8,997)

Net income (loss) per share available to common stockholders
Basic income (loss) per share from continuing operations	$0.03	$(0.05)	$0.01	$(0.15)
Basic loss per share from discontinued operations	-	(0.11)	-	(0.16)
Basic net income (loss) per share	$0.03	$(0.16)	$0.01	$(0.31)

Diluted income (loss) per share from continuing operations	$0.03	$(0.05)	$0.01	$(0.15)
Diluted loss per share from discontinued operations	-	(0.11)	-	(0.16)
Diluted net income (loss) per share	$0.03	$(0.16)	$0.01	$(0.31)

Weighted average common shares used in computation of net income (loss) per share
Basic	28,403	29,302	28,379	28,936
Diluted	29,342	29,302	28,902	28,936

Stock-based compensation, net of capitalization, and depreciation and amortization included in above line items:

Stock-based compensation:
Cost of revenue	$73	$60	$198	$176
Selling and marketing	437	325	1,122	1,068
Product and technology	488	421	868	976
General and administrative	1,597	1,525	4,741	4,096
	$2,595	$2,331	$6,929	$6,316

Depreciation and amortization:
Cost of revenue	$131	$194	$401	$551
Selling and marketing	457	413	1,576	1,080
Product and technology	2,385	1,862	6,435	5,033
General and administrative	536	359	1,257	971
	$3,509	$2,828	$9,669	$7,635

Note: During the year ended December 31, 2011, the Company recorded the results of operations and financial position of its Bizzy subsidiary as discontinued operations.

REACHLOCAL, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, except per share data)

	Nine Months Ended September 30,
	2012	2011
Cash flow from operating activities:
Net loss from continuing operations, net of income taxes	$162	$(4,277)
Adjustments to reconcile net loss from continuing operations, net of income taxes to net cash provided by operating activities:
Depreciation and amortization	9,669	7,635
Stock-based compensation, net	6,929	6,316
Provision for doubtful accounts	18	180
Impairment of intangible assets	-	764
Changes in operating assets and liabilities:
Accounts receivable	(679)	(903)
Other receivables and prepaid expenses	(1,291)	273
Other assets	(216)	163
Accounts payable and accrued expenses	10,034	4,734
Deferred revenue, rent and other liabilities	6,958	5,009
Net cash provided by operating activities, continuing operations	31,584	19,894
Net cash used for operating activities , discontinued operations	(182)	(1,307)
Net cash provided by operating activities	31,402	18,587

Cash flow from investing activities:
Additions to property, equipment and software	(11,591)	(9,547)
Acquisitions, net of acquired cash	(4,120)	(6,210)
Loan to franchisee	(1,863)	-
Maturities of certificates of deposits and short-term investments	466	7,666
Purchases of certificates of deposit and short term investments	(8,447)	(280)
Net cash used in investing activities, continuing operations	(25,555)	(8,371)
Net cash used in investing activities, discontinued operations	-	(1,244)
Net cash used in investing activities	(25,555)	(9,615)

Cash flow from financing activities:
Proceeds from exercise of stock options	1,639	5,515
Common stock repurchases	(5,395)	-
Net cash provided by (used in) financing activities	(3,756)	5,515

Effect of exchange rates on cash	94	(800)

Net change in cash and cash equivalents	2,185	13,687
Cash and cash equivalents—beginning of period	84,525	79,906

Cash and cash equivalents—end of period	$86,710	$93,593

Note: During the year ended December 31, 2011, the Company recorded discontinued operations related to its Bizzy subsidiary.

REACHLOCAL, INC.

Reconciliation of Adjusted EBITDA to income (loss) from continuing operations

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011

Income (loss) from continuing operations	$1,117	$(1,483)	$560	$(4,651)
Add:
Depreciation and amortization	3,509	2,828	9,669	7,635
Stock-based compensation, net	2,595	2,331	6,929	6,316
Acquisition and integration costs	-	854	32	1,374
Adjusted EBITDA (1)	$7,221	$4,530	$17,190	$10,674

Underclassmen Expense (2)	$11,441	$11,591	$33,824	$32,714

Note: During the year ended December 31, 2011, the Company recorded the results of operations and financial position of its Bizzy subsidiary as discontinued operations.

REACHLOCAL, INC.

Reconciliation of GAAP to Non-GAAP Operating Results for Three Months Ended September 30, 2012 and 2011

(in thousands, except per share amounts)

	Three Months Ended September 30, 2012				Three Months Ended September 30, 2011
		Adjustments:				Adjustments:
	GAAP Continuing Operations "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results	GAAP Continuing Operations "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results
Revenue	$118,891	-	-	$118,891	$98,629	-	-	$98,629

Cost of revenue	59,500	(72)	(15)	59,413	50,265	(55)	(856)	49,354

Operating expenses:
Sales and marketing	42,860	(438)	-	42,422	36,769	(331)	-	36,438
Product and technology	5,448	(824)	(456)	4,168	4,257	(694)	(386)	3,177
General and administrative	9,966	(1,597)	(152)	8,217	8,821	(1,525)	(239)	7,057
Total Operating expenses	58,274	(2,859)	(608)	54,807	49,847	(2,550)	(625)	46,672
Income (Loss) from continuing operations	1,117	2,931	623	4,671	(1,483)	2,605	1,481	2,603
Other income, net	33	-	-	33	280	-	-	280
Income (Loss) from continuing operations before provision for income taxes	1,150	2,931	623	4,704	(1,203)	2,605	1,481	2,883
Provision (benefit) for income taxes	314	-	(68)	246	126	-	-	126
Net income (loss) from continuing operations	$836	2,931	691	$4,458	$(1,329)	2,605	1,481	$2,757

Net income (loss) per share from continuing operations available to common stockholders
Basic income (loss) per share from continuing operations	$0.03			$0.16	$(0.05)			$0.09

Diluted income (loss) per share from continuing operations	$0.03			$0.15	$(0.05)			$0.09

Weighted average shares outstanding
Basic	28,403			28,403	29,302			29,302
Diluted	29,342			29,342	29,302			30,767

Note: During the year ended December 31, 2011, the Company recorded the results of operations and financial position of its Bizzy subsidiary as discontinued operations. Accordingly, related prior-period amounts have been reclassified to conform to the current period presentation.

REACHLOCAL, INC.

Reconciliation of GAAP to Non-GAAP Operating Results for Nine Months Ended September 30, 2012 and 2011

(in thousands, except per share amounts)

	Nine Months Ended September 30, 2012				Nine Months Ended September 30, 2011
		Adjustments:				Adjustments:
	GAAP Continuing Operations "As Reported"	Stock-based Expense (3) Compensation Related	Acquisition Related Costs (4)	Non-GAAP Operating Results	GAAP Continuing Operations "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results
Revenue	$335,106	-	-	$335,106	$275,439	-	-	$275,439

Cost of revenue	167,546	(197)	(37)	167,312	141,363	(169)	(1,000)	140,194

Operating expenses:
Sales and marketing	122,579	(1,123)	-	121,456	103,457	(1,075)	-	102,382
Product and technology	14,180	(1,873)	(1,009)	11,298	10,800	(1,885)	(1,116)	7,799
General and administrative	30,241	(4,741)	(536)	24,964	24,470	(4,096)	(1,034)	19,340
Total Operating expenses	167,000	(7,737)	(1,545)	157,718	138,727	(7,056)	(2,150)	129,521
Income (Loss) from continuing operations	560	7,934	1,582	10,076	(4,651)	7,225	3,150	5,724
Other income, net	338	-	-	338	697	-	14	711
Income (Loss) from continuing operations before provision for income taxes	898	7,934	1,582	10,414	(3,954)	7,225	3,164	6,435
Provision (benefit) for income taxes	736	-	(141)	595	323	-	-	323
Net income (loss) from continuing operations	$162	7,934	1,723	$9,819	$(4,277)	$7,225	$3,164	$6,112

Net income (loss) per share from continuing operations available to common stockholders
Basic income (loss) per share from continuing operations	$0.01			$0.35	$(0.15)			$0.21

Diluted income (loss) per share from continuing operations	$0.01			$0.34	$(0.15)			$0.19

Weighted average shares outstanding
Basic	28,379			28,379	28,936			28,936
Diluted	28,902			28,902	28,936			31,374

Note: During the year ended December 31, 2011, the Company recorded the results of operations and financial position of its Bizzy subsidiary as discontinued operations. Accordingly, related prior-period amounts have been reclassified to conform to the current period presentation.

Footnotes

(1) Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and, in the case of the acquisition of SMB:LIVE, the deferred cash consideration) and amounts included in other non-operating income or expense.

(2) Underclassmen Expense is a number the Company calculates to approximate its investment in Underclassmen and is comprised of the selling and marketing expenses allocated to Underclassmen during a reporting period. The amount includes the direct salaries and allocated benefits of the Underclassmen (excluding commissions), training and sales organization expenses including depreciation allocated based on relative headcount and marketing expenses allocated based on relative revenue.

(3) Stock-based Compensation Related Expense: Includes stock-based compensation expense and the related adjustment to amortization of capitalized software development costs.

(4) Acquisition related costs, including the amortization and any impairment of acquired intangibles and the deferred cash consideration for the SMB:LIVE acquisition, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.